Provisions for liabilities and charges	12 Months Ended
Dec. 31, 2024
Provisions for liabilities and charges
Provisions for liabilities and charges

A6. Provisions for liabilities and charges

The Group has provisions for termite damage claims, self-insurance, environmental, and other. Provisions are recognised when the Group has a present obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount is capable of being reliably estimated. If such an obligation is not capable of being reliably estimated it is classified as a contingent liability (Note D3).

Future cash flows relating to these obligations are discounted when the effect is material. The effect of discounting environmental provisions and other provisions is not considered to be material due to the low level of expected future cash flows. Termite damage claim provisions and self-insurance provisions are discounted, and the majority of these provisions are held in the US. The discount rate used is based on US government bond rates, and was 4.48% – 5.25% (2023: 3.88% – 5.25%).

	Termite
	damage	Self-
	claims	insurance	Environmental	Other	Total
	£m	£m	£m	£m	£m
At 1 January 2023	321	165	16	12	514
Exchange differences	(14)	(8)	(1)	1	(22)
Additional provisions	15	56	3	7	81
Used during the year	(73)	(44)	(2)	(7)	(126)
Unused amounts reversed	—	(8)	—	(3)	(11)
Acquisition of companies and businesses	—	—	—	1	1
Unwinding of discount on provisions	11	3	—	—	14
At 31 December 2023	260	164	16	11	451

At 1 January 2024	260	164	16	11	451
Exchange differences	3	1	—	—	4
Additional provisions	20	98	1	8	127
Used during the year	(68)	(81)	(3)	(9)	(161)
Unused amounts reversed	(12)	—	(1)	(2)	(15)
Acquisition of companies and businesses	—	—	—	2	2
Unwinding of discount on provisions	10	1	—	—	11
At 31 December 2024	213	183	13	10	419

	2024	2023
	Total	Total
	£m	£m
Analysed as follows:
Non-current	304	357
Current	115	94
Total	419	451

Termite damage claims

The Group holds provisions for termite damage claims covered by contractual warranties. Termite damage claim provisions are subject to significant assumptions and estimation uncertainty. The assumptions included in valuing termite provisions are based on an estimate of the volume and value of future claims (based on historical and forecast information), customer churn rates, and discount rates. These provisions are expected to be substantially utilised within the next 16 years at a declining rate. The trend of volume and value of claims is monitored and reviewed over time (with the support of external advisors) and as such the value of the provision is also likely to change.

The Group’s provision relates to legacy claims (from the period prior to the acquisition of Terminix), estimated at £197m (2023: £247m); and new customer claims, estimated at £16m (2023: £13m). The sensitivity of the legacy claims liability balance to changes in the inputs is illustrated as follows:

●	Discount rate – The exposure to termite damage claims is largely based within the United States, therefore measurement is based on a seven-year US bond risk-free rate. During 2024, interest rates (and therefore discount rates) have increased. Rates could move in either direction and management has modelled that an increase/decrease of 50 bps in yields would decrease/increase the provision by £5m (2023:£8m). Over the 12 months to 31 December 2024, seven-year risk-free rate yields have increased 60 bps from 3.88% to 4.48% (2023: decrease 15 bps).
●	Claim value – Claim value forecasts have been based on the latest available historical settled Terminix claims. Claims values are dependent on a range of inputs including labour cost, materials costs (e.g. timber), whether a claim becomes litigated or not, and specific circumstances including contributory factors at the premises. Management has used an average of claim costs for the last 12 months for each material category of claim, adjusted where necessary to account for ageing of claims, to determine an estimate for costs per claim. Recent fluctuations in input prices (e.g. timber prices) means that there is potential for volatility in claim values and therefore future material changes in provisions. Management has modelled that an increase/decrease of 5% in claim values would increase/decrease the provision by £9m (2023: £15m). Over the 12 months to 31 December 2024, as a result of accelerating the cleardown of legacy longstanding claims and other macroeconomic factors, in-year costs per claim rose by c.40% (2023: 32%). This is not representative of management’s expectations of future costs as ageing of claims, which drives an increased cost per claim, has reduced significantly in recent months and is expected to continue to improve.
●	Claim rate – Management has estimated claim rates based on statistical historical incurred claims. Data has been captured to establish incidence curves that can be used to estimate likely future cash outflows. Changes in rates of claim are largely outside the Group’s control and may depend on litigation trends within the US and other external factors, such as how often customers move property and how well they maintain those properties; however, management actions can prevent claims from becoming litigated and hence more costly. These factors cause estimation uncertainty that could lead to material changes in provision measurement. Management has modelled that an increase/decrease of 5% in overall claim rates would increase/decrease the provision by £9m (2023: £15m), accordingly. Over the 12 months to 31 December 2024, claim rates fell by c.24% (2023: fell 7%).
●	Customer churn rate – If customers choose not to renew their contracts each year, then the assurance warranty falls away. As such there is sensitivity to the assumption on how many customers will churn out of the portfolio of customers each year. Data has been captured and analysed to establish incidence curves for customer churn, and forward-looking assumptions have been made based on these curves. Changes in churn rates are subject to macroeconomic factors and to the performance of the Group. A 1% movement in customer churn rates, up or down, would change the provision by £7m down or up (2023: £11m), accordingly. On average over the last 10 years churn rates have moved by +/– c.2.0% per annum (2023: +/-1.8%).

Self-insurance

The Group purchases external insurance from a portfolio of international insurers for its key insurable risks. In order to help mitigate the cost of external insurance, the Group self-insures a level of cover on its major insurance policies. Self-insurance provisions represent obligations for open claims, and also incurred but not reported (IBNR) losses. External actuaries are used to help management estimate the provisions held at the balance sheet date. Due to the nature of the claims, the timing of utilisation of these provisions is uncertain.

Self-insurance provisions are also subject to estimation uncertainty based on volume and value of expected future claims and discount rate assumptions; however, it is not expected that there would be any change to assumptions that would cause a significant adjustment to the carrying value in the next financial year.

The amount of expected reimbursement from third-party insurers is £24m (2023: £21m) and this is included within other receivables in Note A3.

Environmental

The Group owns, or formerly owned, a number of properties in Europe and the US where environmental contamination is being managed. These issues tend to be complex to determine and resolve and may be material, although it is often not possible to accurately predict future costs of management or remediation reliably. Provisions are held where liability is probable and costs can be reliably estimated. Contingent liabilities exist where the conditions for recognising a provision under IAS 37 have not been met. The Group monitors such properties to determine whether further provisions are necessary. The provisions that have been recognised are expected to be substantially utilised within the next five years.

Other

Other provisions principally comprise amounts required to cover obligations arising and costs relating to disposed businesses and restructuring costs. Other provisions also includes costs relating to onerous contracts and property dilapidations settlements. Existing provisions are expected to be substantially utilised within the next five years.